UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual REPORT
December 31, 2022
Institutional Small-Cap Stock Fund
T. ROWE PRICE
For more insights from T. Rowe Price investment professionals, go to troweprice.com .
Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information

T. ROWE PRICE Institutional Small-Cap Stock Fund
HIGHLIGHTS
The Institutional Small-Cap Stock Fund declined and underperformed the Russell 2000 Index in a year marked by Russia’s invasion of
Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, tightening financial conditions, and slowing economic and corporate earnings growth.
The consumer discretionary and energy sectors were the largest detractors from the fund’s performance relative to the benchmark, while holdings in information technology added value.
Bottom-up stock selection continued to drive our portfolio positioning. We sought companies that are solving hard problems, believing that they will be successful regardless of the macro environment.
The economic backdrop remains challenged, and we are not ruling out additional downside from here, but we maintain conviction in our investment process regardless of these factors and believe our focus on identifying the advantaged companies across our universe that offer relative value will provide strong long-term results.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Institutional Small-Cap Stock Fund
Market Commentary

Dear Investor
Nearly all major global stock and bond indexes fell sharply in
2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and
corporate earnings growth.
Double-digit losses were common in equity markets around
the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable
margin as equity investors turned risk averse and as rising
rates put downward pressure on growth stock valuations.
Emerging markets stocks generally underperformed shares in
developed markets. Meanwhile, the U.S. dollar strengthened
versus most currencies during the period, which weighed on
returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot,
gaining more than 60% as oil prices jumped in response to
Russia’s invasion of Ukraine and concerns over commodity
supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors
throughout the period, although there were signs that price
increases were moderating by year-end. November’s consumer
price index data showed headline inflation rising 7.1% on a
12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central
banks tightened monetary policy, and investors focused on
communications from central bank officials on how high
rates would have to go. The Fed, which at the end of 2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25%
to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury
yield curve as the Fed tightened monetary policy, with the
yield on the benchmark 10-year U.S. Treasury note climbing
from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred
during the period as shorter-maturity Treasuries experienced the largest yield increases. The sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering
its worst year on record. (Bond prices and yields move in
opposite directions.)
As the period came to an end, the economic backdrop
appeared mixed. Although manufacturing gauges have drifted
toward contraction levels, the U.S. jobs market remained
resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid
rising mortgage rates.
The past year has been a trying time for investors as few
sectors remained untouched by the broad headwinds that
markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth.
However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in
most global equity markets have improved markedly, although
U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most
attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management
a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Institutional Small-Cap Stock Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth by
investing primarily in stocks of small companies.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Institutional Small-Cap Stock Fund returned -23.31% for
2022. The fund underperformed the Russell 2000 Index but
outperformed the Lipper Small-Cap Growth Funds Index.
( Past performance cannot guarantee future results .)
What factors influenced the fund’s performance?
The challenges discussed in our semiannual letter persisted in the latter half of the year; indeed, 2022 was the worst year for equities since the 2008 global financial crisis and the third-
worst calendar year for the Russell 2000 Index since its
inception. The year was marked by Russia’s invasion of
Ukraine, elevated inflation exacerbated by rising commodity
prices and global supply chain disruptions, tightening financial conditions, and slowing economic and corporate earnings
growth. Growth stocks were especially pressured in a rising
interest rate environment, and our tilt toward growth hindered relative performance. Stock selection in consumer
discretionary, an area especially hampered by inflation and
expectations of a recession, weighed most heavily on relative results. An underweight allocation to energy also detracted.
On the positive side, our holdings in information technology added value.
In consumer discretionary, our holding in electric vehicle
manufacturer Rivian Automotive detracted most significantly.
Following a highly anticipated initial public offering at the end of 2021, shares of Rivian fell sharply in 2022. In addition to market sentiment headwinds weighing broadly on growth
stocks, the company faced significant supply chain disruption and increased competition. While some growing pains and
near-term headwinds may persist, our long-term outlook
remains intact. We like the company’s experienced
management team, its focus on profitable market segments,
and its positioning as a beneficiary of the secular trend of electrification. A challenging consumer backdrop also weighed on shares of omnichannel vision care provider Warby Parker.
We believe Warby Parker is a best‐in‐class company with
leading technology, exceptional customer service, and vast
opportunity for growth as brand awareness increases. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Less exposure to energy also hindered relative results. Energy stocks produced extraordinary gains, surging with oil and
natural gas prices during the year, as many nations sanctioned
Russia and made efforts to reduce reliance on Russian energy exports because of its invasion of Ukraine.
On the positive side, stock selection in information technology contributed the most to relative results. Shares of our longtime holding in Lattice Semiconductor fell, but the stock
outperformed the technology sector, which was the second-
worst-performing sector in the benchmark. The company
continued to make progress in its turnaround efforts, initiated by new management, and stands to benefit from several
growth drivers, including 5G technology and automotive
electrification, in our view. Shares of Teledyne Technologies declined modestly but also outpaced the broader sector.
Teledyne is an industrial technologies conglomerate, with a
core focus on industrial sensors. Increasing demand for
precision sensors and imaging should create tailwinds for the company, and we believe it has an opportunity to improve
margins and cash flows and generate growth through
thoughtful capital deployment.
How is the fund positioned?
Bottom-up stock selection continued to drive our portfolio
positioning. We sought companies that are solving hard
problems, believing that they will be successful regardless of the macro environment. Purchases spanned the various
sectors, with some of the larger buys occurring within our
biggest sector weightings: health care and financials. On the other hand, we sold holdings that were acquired or performed well or where our conviction has begun to wane, and we used
proceeds to fund names that have come under pressure
recently.
Within health care, our focus is on identifying investments
that we believe will thrive regardless of potential regulatory headwinds. Our largest allocation is to the biotechnology
industry, and we found some new ideas here, including
commercial biologics contract development and
manufacturing company Avid Bioservices. We believe the
company is capable of significant revenue growth and margin
expansion in the next three to five years. We also initiated on
Ionis Pharmaceuticals, a commercial-stage biotechnology
company built around its antisense drug discovery platform.
Antisense drugs can modulate the production of disease-
causing proteins at the gene level. We believe the company’s pipeline, with multiple high-probability trials pending, offers
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Institutional Small-Cap Stock Fund 1.95% -23.31%
Russell 2000 Index 3.91 -20.44
Lipper Small-Cap Core Funds Index 4.94 -15.22
Lipper Small-Cap Growth Funds
Index 2.63 -26.54
S&P 500 Index 2.31 -18.11

T. ROWE PRICE Institutional Small-Cap Stock Fund

significant growth potential. Our next largest exposures are to the more value-oriented health care providers and services and health care equipment and supplies industries. We added a
position in medical technology company Masimo. It
specializes in noninvasive patient monitoring technologies,
medical devices, and sensors.
Within financials, our largest industry exposure is to banks.
We feel there are opportunities within regional banks with
strong management teams, improving credit metrics,
reasonable valuations, and solid balance sheets. The period
was especially challenging for growth-focused banks, as
investors worried that growth in deposits could come at the
expense of asset quality. We took advantage of these pricing dislocations to add select companies to the fund. We found an attractive entry point in Cadence Bank. The company was
formed via a merger of equals between Bancorp South and
legacy Cadence in late 2021. We believe that the combination created a premier bank with scale across some of the best
growth markets in the country. We also added a position in
Veritex Holdings, a high-growth, high-performing commercial
bank based in Texas. We like the company’s position in
attractive metro markets and its commercial focus.
High-level sales rationales included acquisitions, strong share price appreciation, and changes to our investment thesis.
Acquisition-driven top sales included the elimination of real estate holdings American Campus and PS Business Parks and
industrials and business services name Meritor. We exited
Matson, a marine shipping company, on strength following
solid execution in response to the unprecedented demand
resulting from global logistics bottlenecks. Stocks that were trimmed following runups in price included Medicaid
managed care company Molina Healthcare and management
consulting, technology, and engineering services company
Booz Allen Hamilton Holding. We eliminated communication
services provider Cable One as competitive pressures, rising interest rates, and the possibility of increased regulation
weakened our conviction in its long-term potential.
What is portfolio management’s outlook?
The economic backdrop remains challenged, and we believe
that the impact of the Fed’s rate hiking should begin to show through company earnings in the next few quarters. We are
not ruling out additional downside from here, but the market is looking for any reason to rally, and we would not be
surprised if it did should there be news that the Fed may be taking its foot off the brakes. While we monitor these
macroeconomic factors, we do not make top-down
adjustments to the portfolio in response. Although we cannot say that we’ve reached the bottom of this sell-off, we maintain conviction in our investment process, remain focused on
identifying the advantaged companies across our universe that offer relative value, and believe that our fundamental and
patient approach will provide strong long-term results.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not
intended to be a forecast of future events and are no guarantee of future results.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Health Care 17.9% 18.4%
Financials 16.9  16.8
Industrials and Business Services 15.3  15.8
Information Technology 13.7  13.5
Consumer Discretionary 11.3  10.8
Real Estate 5.1  5.1
Energy 4.2  4.7
Consumer Staples 4.1  4.2
Utilities 4.3  3.8
Materials 3.4  3.4
Communication Services 1.8  0.5
Other and Reserves 2.0  3.0
Total 100.0% 100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE Institutional Small-Cap Stock Fund

RISKS OF INVESTING IN THE INSTITUTIONAL SMALL-
CAP STOCK FUND
Stocks generally fluctuate in value more than bonds and may
decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling
prices. The value of a stock in which the fund invests may
decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of
factors that affect a particular company or industry.
Because the fund may hold stocks with either growth or value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more
volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.
Because the fund invests primarily in securities issued by
small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies.
Small companies often have less experienced management,
narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to
changes in overall economic conditions, and their securities may be difficult to trade.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in
this report was supplied by Lipper, a Refinitiv Company,
subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of
Lipper content is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: London Stock Exchange Group plc and its group
undertakings (collectively, the “LSE Group”). © LSE Group
2023. FTSE Russell is a trading name of certain of the LSE
Group companies.  “Russell
®
” is/are a trademark(s) of the
relevant LSE Group companies and is/are used by any other
LSE Group company under license. All rights in the FTSE
Russell indexes or data vest in the relevant LSE Group
company which owns the index or the data. Neither LSE
Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further
distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent.
The LSE Group does not promote, sponsor or endorse the
content of this communication. The LSE Group is not
responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
Note: Copyright © 2023, S&P Global Market Intelligence (and
its affiliates, as applicable). Reproduction of any information, data or material, including ratings ("Content") in any form is prohibited except with the prior written permission of the
relevant party. Such party, its affiliates and suppliers ("Content
Providers") do not guarantee the accuracy, adequacy,
completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or
otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content
Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any
observation concerning an investment that is part of the
Content is not a recommendation to buy, sell or hold such
investment or security, does not address the appropriateness of an investment or security and should not be relied on as
investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE Institutional Small-Cap Stock Fund

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Lattice Semiconductor 1.4%
Ingersoll Rand 1.2
Molina Healthcare 1.2
Burlington Stores 1.2
Selective Insurance Group 1.1
Teledyne Technologies 1.1
FirstService 1.1
Element Solutions 1.0
EastGroup Properties 1.0
Argenx 1.0
Papa John's International 1.0
Magnolia Oil & Gas 1.0
Bruker 0.9
PennyMac Financial Services 0.8
Boston Beer 0.8
Ollie's Bargain Outlet Holdings 0.8
Diamondback Energy 0.8
Venture Global LNG 0.8
Axis Capital Holdings 0.8
Assurant 0.7
Descartes Systems Group 0.7
Western Alliance Bancorp 0.7
Ascendis Pharma 0.7
Entegris 0.7
Clear Secure 0.7
Total 23.2%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Institutional Small-Cap Stock Fund

GROWTH OF $1 MILLION
This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception
(for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
INSTITUTIONAL SMALL-CAP STOCK FUND
AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs:
(1) transaction costs, such as redemption fees or sales loads, and
(2) ongoing costs, including management fees, distribution and service
(12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading
“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses
(not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Institutional Small-Cap Stock Fund -23.31% 7.77% 11.24%
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a
T. Rowe Price representative at 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.
Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.
Institutional Small-Cap Stock Fund 0.66%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Institutional Small-Cap Stock Fund

INSTITUTIONAL SMALL-CAP STOCK FUND
Beginning
Account
Value
7/1/22
Ending
Account
Value
12/31/22
Expenses
Paid During
Period*
7/1/22 to
12/31/22
Actual $1,000.00 $1,019.50 $3.36
Hypothetical
(assumes 5% return
before expenses)  1,000.00   1,021.88   3.36
* Expenses are equal to the fund’s annualized expense ratio for the
6-month period (0.66%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Institutional Small-Cap Stock Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 32.85 $ 30.62 $ 25.61 $ 20.30 $ 23.72
Investment activities
Net investment income
(1)(2)
0.06 0.01 0.05 0.04 0.07
Net realized and unrealized gain/loss (7.73) 5.02 6.35 6.84 (0.76)
Total from investment activities (7.67) 5.03 6.40 6.88 (0.69)
Distributions
Net investment income (0.05) (0.02) (0.05) (0.04) (0.05)
Net realized gain (1.23) (2.78) (1.34) (1.53) (2.68)
Total distributions (1.28) (2.80) (1.39) (1.57) (2.73)
NET ASSET VALUE
End of period $ 23.90 $ 32.85 $ 30.62 $ 25.61 $ 20.30
Ratios/Supplemental Data
Total return
(2)(3)
(23.31)% 16.77% 25.00% 33.96% (3.07)%
Ratios to average net assets:
(2)
Gross expenses before waivers/payments by Price
Associates 0.66% 0.66% 0.66% 0.66% 0.66%
Net expenses after waivers/payments by Price
Associates 0.66% 0.66% 0.66% 0.66% 0.66%
Net investment income 0.21% 0.02% 0.19% 0.17% 0.26%
Portfolio turnover rate 25.1% 18.9% 22.6% 28.7% 39.8%
Net assets, end of period (in millions) $ 4,479 $ 6,158 $ 6,164 $ 5,645 $ 4,174
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Institutional Small-Cap Stock Fund
December 31, 2022

Portfolio of
Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 93.2%
COMMUNICATION SERVICES 0.4%
Entertainment 0.1%
Cinemark Holdings  (1) 596,951 5,170
5,170
Interactive Media & Services 0.3%
Bumble, Class A  (1) 482,000 10,146
Vimeo  (1) 1,439,100 4,936
15,082
Total Communication Services 20,252
CONSUMER DISCRETIONARY 9.9%
Automobiles 0.5%
Rivian Automotive, Class A  (1) 1,252,329 23,080
23,080
Diversified Consumer Services 1.3%
Bright Horizons Family Solutions  (1) 339,275 21,408
Clear Secure, Class A  1,169,843 32,089
Rover Group, Acquisition Date:
8/2/21, Cost $—  (1)(2) 361,837 7
Strategic Education  37,600 2,945
56,449
Hotels, Restaurants & Leisure 3.1%
BJ's Restaurants  (1) 604,553 15,948
Chuy's Holdings  (1) 567,229 16,053
Dutch Bros, Class A  (1) 121,799 3,433
Fiesta Restaurant Group  (1) 1,084,076 7,968
Marriott Vacations Worldwide  81,405 10,956
Papa John's International  535,847 44,106
Red Robin Gourmet Burgers  (1) 254,225 1,419
Red Rock Resorts, Class A  172,069 6,884
Ruth's Hospitality Group  391,720 6,064
Torchys Holdings, Class A, Acquisition
Date: 11/13/20, Cost $17,606  (1)(2)
(3)(4) 2,059,233 8,257
Wyndham Hotels & Resorts  218,200 15,560
136,648
Household Durables 0.5%
Skyline Champion  (1) 439,216 22,624
22,624
Internet & Direct Marketing
Retail 0.4%
Farfetch, Class A  (1) 1,319,107 6,239
Xometry, Class A  (1) 360,454 11,618
17,857
Multiline Retail 0.8%
Ollie's Bargain Outlet Holdings  (1) 804,721 37,693
37,693
Specialty Retail 2.7%
Burlington Stores  (1) 265,548 53,843
Five Below  (1) 89,395 15,811
Monro  553,581 25,022
RH  (1) 36,605 9,780
Shares $ Value
(Cost and value in $000s)
‡
Warby Parker, Class A  (1) 1,169,426 15,776
120,232
Textiles, Apparel & Luxury
Goods 0.6%
Skechers USA, Class A  (1) 620,371 26,025
26,025
Total Consumer Discretionary 440,608
CONSUMER STAPLES 3.6%
Beverages 0.9%
Boston Beer, Class A  (1) 114,927 37,871
37,871
Food & Staples Retailing 0.0%
Fresh Market, EC  (1)(3) 263,887 —
—
Food Products 2.0%
Cal-Maine Foods  79,431 4,325
Nomad Foods  (1) 1,014,271 17,486
Post Holdings  (1) 287,512 25,951
Post Holdings Partnering  (1) 412,390 4,147
Simply Good Foods  (1) 269,800 10,261
TreeHouse Foods  (1) 262,403 12,957
Utz Brands  1,037,892 16,461
91,588
Personal Products 0.7%
BellRing Brands  (1) 1,167,413 29,932
29,932
Total Consumer Staples 159,391
ENERGY 4.8%
Energy Equipment & Services 1.4%
Cactus, Class A  272,532 13,697
Liberty Energy, Class A  1,561,120 24,994
NexTier Oilfield Solutions  (1) 2,429,808 22,451
61,142
Oil, Gas & Consumable Fuels 3.4%
Devon Energy  467,548 28,759
Diamondback Energy  273,501 37,409
Kimbell Royalty Partners  253,707 4,237
Magnolia Oil & Gas, Class A  1,878,075 44,041
Venture Global LNG, Series
B, Acquisition Date: 3/8/18,
Cost $577  (1)(2)(3) 191 2,826
Venture Global LNG, Series C,
Acquisition Date: 5/25/17 - 3/8/18,
Cost $8,412  (1)(2)(3) 2,319 34,310
151,582
Total Energy 212,724
FINANCIALS 16.1%
Banks 8.5%
BankUnited  727,451 24,712
Cadence Bank  802,900 19,800
CRB Group, Acquisition Date:
4/14/22, Cost $1,368  (1)(2)(3) 13,013 1,007
CrossFirst Bankshares  (1) 666,962 8,277

T. ROWE PRICE Institutional Small-Cap Stock Fund

Shares $ Value
(Cost and value in $000s)
‡
Dime Community Bancshares  564,918 17,981
Dogwood State Bank, Non-Voting
Shares, Acquisition Date: 5/6/19,
Cost $1,511  (1)(2)(3) 151,114 2,720
Dogwood State Bank, Voting
Shares, Acquisition Date: 5/6/19,
Cost $742  (1)(2)(3) 74,220 1,336
Dogwood State Bank, Warrants,
5/6/24, Acquisition Date: 5/6/19,
Cost $—  (1)(2)(3) 22,533 182
East West Bancorp  447,699 29,503
Equity Bancshares, Class A  342,800 11,199
FB Financial  570,679 20,624
First Bancshares  422,332 13,519
Five Star Bancorp  345,502 9,411
Grasshopper Bancorp, Acquisition
Date: 10/12/18 - 5/2/19,
Cost $2,456  (1)(2)(3) 245,627 983
Grasshopper Bancorp, Warrants,
10/12/28, Acquisition Date: 10/12/18,
Cost $—  (1)(2)(3) 47,055 34
Heritage Commerce  1,368,894 17,796
Home BancShares  790,938 18,026
Live Oak Bancshares  557,549 16,838
Origin Bancorp  490,639 18,006
Pacific Premier Bancorp  555,147 17,520
Pinnacle Financial Partners  334,198 24,530
Popular  189,827 12,589
Signature Bank  225,977 26,037
SouthState  296,097 22,610
Veritex Holdings  490,770 13,781
Western Alliance Bancorp  547,061 32,583
381,604
Capital Markets 1.6%
Cboe Global Markets  222,533 27,921
P10, Class A  1,070,646 11,424
StepStone Group, Class A  647,587 16,306
TMX Group (CAD)  147,900 14,803
70,454
Consumer Finance 0.6%
Encore Capital Group  (1) 249,598 11,966
PRA Group  (1) 463,138 15,645
27,611
Diversified Financial Services 0.1%
Conyers Park III Acquisition  (1) 598,438 5,943
5,943
Insurance 3.8%
Assurant  261,551 32,710
Axis Capital Holdings  637,294 34,522
First American Financial  228,800 11,975
Hanover Insurance Group  204,003 27,567
Kemper  277,602 13,658
Selective Insurance Group  570,595 50,561
170,993
Thrifts & Mortgage Finance 1.5%
Blue Foundry Bancorp  (1) 367,500 4,722
Capitol Federal Financial  893,710 7,731
Shares $ Value
(Cost and value in $000s)
‡
Essent Group  270,046 10,499
Kearny Financial  743,500 7,546
PennyMac Financial Services  670,165 37,972
68,470
Total Financials 725,075
HEALTH CARE 16.6%
Biotechnology 7.6%
Abcam, ADR  (1) 1,474,653 22,946
Agios Pharmaceuticals  (1) 228,806 6,425
Apellis Pharmaceuticals  (1) 532,195 27,520
Argenx, ADR  (1) 116,471 44,123
Ascendis Pharma, ADR  (1) 266,137 32,503
Avid Bioservices  (1) 858,843 11,826
Blueprint Medicines  (1) 364,425 15,965
Cerevel Therapeutics Holdings  (1) 296,321 9,346
CRISPR Therapeutics  (1) 120,244 4,888
Cytokinetics  (1) 103,000 4,719
Flame Biosciences, Acquisition Date:
9/28/20, Cost $1,212  (1)(2)(3) 185,000 849
Generation Bio  (1) 497,579 1,955
Icosavax  (1) 369,879 2,937
Insmed  (1) 1,107,292 22,124
Intellia Therapeutics  (1) 128,781 4,493
Ionis Pharmaceuticals  (1) 349,900 13,216
Karuna Therapeutics  (1) 86,640 17,025
Kura Oncology  (1) 363,278 4,508
Kymera Therapeutics  (1) 105,014 2,621
Monte Rosa Therapeutics  (1) 209,491 1,594
Morphic Holding  (1) 133,376 3,568
MorphoSys, ADR  (1) 1,166,813 4,177
Nkarta  (1) 437,610 2,621
Nurix Therapeutics  (1) 93,042 1,022
Prometheus Biosciences  (1) 140,770 15,485
Prothena  (1) 176,432 10,630
RAPT Therapeutics  (1) 261,979 5,187
Relay Therapeutics  (1) 243,827 3,643
Repare Therapeutics  (1) 205,900 3,029
Replimune Group  (1) 117,234 3,189
Scholar Rock, Warrants, 12/31/25,
Acquisition Date: 6/17/22, Cost $—  (1)
(2) 45,404 230
Scholar Rock Holding  (1) 565,180 5,115
Tenaya Therapeutics  (1) 62,288 125
Ultragenyx Pharmaceutical  (1) 94,431 4,375
Vaxcyte  (1) 112,260 5,383
Verve Therapeutics  (1) 205,514 3,977
Xencor  (1) 411,058 10,704
Zentalis Pharmaceuticals  (1) 229,568 4,623
338,666
Health Care Equipment &
Supplies 3.4%
AtriCure (1) 286,585 12,719
CVRx  (1) 142,925 2,623
ICU Medical  (1) 157,049 24,732
Masimo  (1) 128,100 18,952
Outset Medical  (1) 789,251 20,379

T. ROWE PRICE Institutional Small-Cap Stock Fund

Shares $ Value
(Cost and value in $000s)
‡
Pax Labs, Class A, Acquisition Date:
4/18/19, Cost $7,145  (1)(2)(3) 1,897,440 1,252
Penumbra  (1) 97,336 21,653
PROCEPT BioRobotics  (1) 620,031 25,756
QuidelOrtho  (1) 263,618 22,584
150,650
Health Care Providers &
Services 3.4%
Alignment Healthcare  (1) 908,267 10,681
dentalcorp Holdings (CAD)  (1) 775,955 5,100
ModivCare  (1) 270,491 24,271
Molina Healthcare  (1) 166,258 54,902
Option Care Health  (1) 722,620 21,744
Pennant Group  (1) 366,888 4,028
Privia Health Group  (1) 671,268 15,245
U.S. Physical Therapy  189,722 15,373
151,344
Health Care Technology 0.3%
Certara (1) 130,977 2,105
Definitive Healthcare  (1) 286,056 3,144
Doximity, Class A  (1) 299,494 10,051
15,300
Life Sciences Tools & Services 1.3%
Adaptive Biotechnologies  (1) 157,606 1,204
Bruker  594,968 40,666
NeoGenomics  (1) 696,900 6,439
Olink Holding, ADR  (1) 341,544 8,669
Rapid Micro Biosystems, Class A  (1) 547,186 618
Seer  (1) 227,576 1,320
58,916
Pharmaceuticals 0.6%
Arvinas (1) 119,601 4,092
Catalent  (1) 424,071 19,087
Reata Pharmaceuticals, Class A  (1) 114,381 4,345
27,524
Total Health Care 742,400
INDUSTRIALS & BUSINESS
SERVICES 14.3%
Aerospace & Defense 0.7%
Cadre Holdings  289,829 5,837
Parsons  (1) 576,800 26,677
32,514
Building Products 0.7%
CSW Industrials  138,377 16,042
Gibraltar Industries  (1) 346,482 15,897
31,939
Commercial Services &
Supplies 1.7%
IAA (1) 285,909 11,436
MSA Safety  40,035 5,773
Rentokil Initial (GBP)  3,693,685 22,693
Stericycle  (1) 472,403 23,568
Tetra Tech  95,561 13,875
77,345
Shares $ Value
(Cost and value in $000s)
‡
Construction & Engineering 0.2%
WillScot Mobile Mini Holdings  (1) 188,420 8,511
8,511
Electrical Equipment 0.8%
AZZ  599,519 24,101
Shoals Technologies Group, Class
A  (1) 341,651 8,428
Thermon Group Holdings  (1) 261,400 5,249
37,778
Machinery 6.7%
Enerpac Tool Group  1,061,667 27,020
EnPro Industries  87,600 9,521
Esab  213,814 10,032
ESCO Technologies  317,924 27,831
Federal Signal  604,066 28,071
Graco  325,350 21,883
Helios Technologies  332,885 18,122
Ingersoll Rand  1,070,385 55,928
John Bean Technologies  200,139 18,279
Marel (ISK)  1,160,174 4,015
Mueller Water Products, Class A  1,380,201 14,851
RBC Bearings  (1) 85,000 17,795
SPX Technologies  (1) 476,518 31,283
Toro  151,526 17,153
301,784
Professional Services 1.1%
Booz Allen Hamilton Holding  108,537 11,344
Checkr, Acquisition Date: 6/29/18 -
12/2/19, Cost $2,271  (1)(2)(3) 291,546 2,245
Clarivate  (1) 1,725,394 14,390
Huron Consulting Group  (1) 177,462 12,884
Legalzoom.com  (1) 517,136 4,002
Upwork  (1) 459,391 4,796
49,661
Road & Rail 0.9%
Landstar System  96,878 15,781
Saia  (1) 125,228 26,258
42,039
Trading Companies &
Distributors 1.5%
Air Lease  481,465 18,498
Rush Enterprises, Class A  314,938 16,465
SiteOne Landscape Supply  (1) 258,623 30,342
65,305
Total Industrials & Business Services 646,876
INFORMATION
TECHNOLOGY 12.0%
Communications Equipment 0.2%
Clearfield (1) 52,775 4,968
Infinera  (1) 462,754 3,119
8,087
Electronic Equipment, Instruments
& Components 3.2%
CTS  702,488 27,692
Littelfuse  107,299 23,627

T. ROWE PRICE Institutional Small-Cap Stock Fund

Shares $ Value
(Cost and value in $000s)
‡
Novanta  (1) 129,040 17,533
PAR Technology  (1) 590,580 15,396
Teledyne Technologies  (1) 125,692 50,266
Vontier  555,700 10,742
145,256
IT Services 1.7%
Payoneer Global  (1) 3,413,602 18,672
ServiceTitan, Acquisition Date:
11/9/18 - 5/4/21, Cost $620  (1)(2)(3) 12,795 804
SS&C Technologies Holdings  516,200 26,873
Themis Solutions, Acquisition Date:
4/14/21, Cost $1,603  (1)(2)(3) 71,410 1,273
Toast, Class A  (1) 1,598,506 28,821
76,443
Semiconductors & Semiconductor
Equipment 2.3%
Credo Technology Group Holding  (1) 528,000 7,027
Entegris  492,603 32,310
Lattice Semiconductor  (1) 946,792 61,428
100,765
Software 4.6%
Amplitude, Class A  (1) 523,700 6,326
Blackline  (1) 306,500 20,618
Ceridian HCM Holding  (1) 58,354 3,743
Clearwater Analytics Holdings, Class
A  (1) 270,301 5,068
Descartes Systems Group  (1) 469,426 32,695
DoubleVerify Holdings  (1) 1,224,896 26,899
Five9  (1) 407,759 27,671
Manhattan Associates  (1) 174,179 21,145
nCino  (1) 110,660 2,926
Paycom Software  (1) 31,430 9,753
Paycor HCM  (1) 649,031 15,882
Socure, Acquisition Date: 12/22/21,
Cost $1,200  (1)(2)(3) 74,692 559
Workiva  (1) 362,507 30,440
203,725
Total Information Technology 534,276
MATERIALS 3.1%
Chemicals 1.8%
Element Solutions  2,491,488 45,320
HB Fuller  119,741 8,576
Quaker Chemical  148,387 24,766
78,662
Metals & Mining 1.1%
Constellium (1) 1,804,988 21,353
ERO Copper (CAD)  (1) 536,970 7,392
Franco-Nevada (CAD)  34,120 4,651
Haynes International  370,333 16,921
50,317
Paper & Forest Products 0.2%
West Fraser Timber (CAD)  121,634 8,783
8,783
Total Materials 137,762
Shares $ Value
(Cost and value in $000s)
‡
REAL ESTATE 5.1%
Equity Real Estate Investment
Trusts 3.4%
Community Healthcare Trust, REIT  232,998 8,341
CubeSmart, REIT  712,288 28,670
EastGroup Properties, REIT  303,421 44,925
First Industrial Realty Trust, REIT  132,645 6,401
Flagship Communities REIT  241,575 3,805
Independence Realty Trust, REIT  999,016 16,843
Rexford Industrial Realty, REIT  550,599 30,085
Terreno Realty, REIT  226,500 12,881
151,951
Real Estate Management &
Development 1.7%
Altus Group (CAD)  137,800 5,500
DigitalBridge Group  567,259 6,206
FirstService  398,437 48,828
Tricon Residential  1,850,994 14,271
74,805
Total Real Estate 226,756
UTILITIES 3.8%
Electric Utilities 0.9%
IDACORP  291,819 31,473
MGE Energy  152,394 10,728
42,201
Gas Utilities 1.6%
Chesapeake Utilities  245,630 29,029
ONE Gas  150,228 11,375
Southwest Gas Holdings  492,775 30,493
70,897
Independent Power & Renewable
Electricity Producers 0.4%
NextEra Energy Partners  262,258 18,382
18,382
Water Utilities 0.9%
California Water Service Group  273,207 16,567
SJW Group  282,838 22,964
39,531
Total Utilities 171,011
Total Miscellaneous Common
Stocks  3.5%  (5) 158,274
Total Common Stocks (Cost
$3,318,848) 4,175,405
CONVERTIBLE PREFERRED STOCKS 3.8%
CONSUMER DISCRETIONARY 0.4%
Hotels, Restaurants & Leisure 0.4%
Cava Group, Series E, Acquisition
Date: 6/23/20 - 3/26/21,
Cost $9,599  (1)(2)(3) 381,719 12,223
Cava Group, Series F, Acquisition
Date: 3/26/21, Cost $7,556  (1)(2)(3) 200,801 6,430

T. ROWE PRICE Institutional Small-Cap Stock Fund

Shares $ Value
(Cost and value in $000s)
‡
Torchys Holdings, Acquisition Date:
11/13/20, Cost $3,632  (1)(2)(3)(4) 404,324 1,621
20,274
Internet & Direct Marketing
Retail 0.0%
1661, Series F, Acquisition Date:
5/28/21, Cost $6,391  (1)(2)(3) 1,098,082 2,021
2,021
Total Consumer Discretionary 22,295
CONSUMER STAPLES 0.4%
Food Products 0.4%
Farmers Business Network, Series
D, Acquisition Date: 11/3/17,
Cost $6,275  (1)(2)(3) 339,830 17,002
Total Consumer Staples 17,002
FINANCIALS 0.1%
Banks 0.1%
CRB Group, Acquisition Date:
1/28/22, Cost $4,795  (1)(2)(3) 45,609 3,528
Total Financials 3,528
HEALTH CARE 1.1%
Biotechnology 0.2%
Caris Life Sciences, Series
C, Acquisition Date: 8/14/20,
Cost $2,356  (1)(2)(3) 853,615 5,617
Caris Life Sciences, Series
D, Acquisition Date: 5/11/21,
Cost $4,729  (1)(2)(3) 583,832 3,841
9,458
Health Care Equipment &
Supplies 0.1%
Kardium, Series D-6, Acquisition Date:
1/8/21, Cost $2,939  (1)(2)(3) 2,892,844 2,939
2,939
Health Care Providers &
Services 0.1%
Honor Technology, Series D,
Acquisition Date: 10/16/20,
Cost $5,009  (1)(2)(3) 2,080,305 4,785
4,785
Life Sciences Tools & Services 0.7%
Cleerly, Series C, Acquisition Date:
7/8/22, Cost $2,524  (1)(2)(3) 214,212 2,524
Inscripta, Series E, Acquisition Date:
3/30/21, Cost $3,365  (1)(2)(3) 381,143 2,127
National Resilience, Series B,
Acquisition Date: 10/23/20,
Cost $3,621  (1)(2)(3) 265,089 16,099
National Resilience, Series
C, Acquisition Date: 6/9/21,
Cost $6,907  (1)(2)(3) 155,519 9,444
30,194
Total Health Care 47,376
Shares $ Value
(Cost and value in $000s)
‡
INDUSTRIALS & BUSINESS
SERVICES 0.7%
Aerospace & Defense 0.2%
ABL Space Systems, Series
B, Acquisition Date: 3/24/21,
Cost $3,410  (1)(2)(3) 75,721 3,174
Epirus, Series C-2, Acquisition Date:
1/28/22, Cost $6,074  (1)(2)(3) 1,087,799 6,074
9,248
Air Freight & Logistics 0.1%
FLEXE, Series C, Acquisition Date:
11/18/20, Cost $2,725  (1)(2)(3) 223,990 4,568
FLEXE, Series D, Acquisition Date:
4/7/22, Cost $1,607  (1)(2)(3) 78,800 1,607
6,175
Electrical Equipment 0.1%
CELLINK, Series D, Acquisition Date:
1/20/22, Cost $2,969  (1)(2)(3) 142,571 2,969
2,969
Professional Services 0.2%
Checkr, Series C, Acquisition Date:
4/10/18, Cost $1,791  (1)(2)(3) 393,660 3,031
Checkr, Series D, Acquisition Date:
9/6/19, Cost $6,330  (1)(2)(3) 627,795 4,834
7,865
Road & Rail 0.1%
Convoy, Series C, Acquisition Date:
9/14/18, Cost $3,999  (1)(2)(3) 563,190 2,917
Convoy, Series D, Acquisition Date:
10/30/19, Cost $5,376  (1)(2)(3) 397,082 2,057
4,974
Total Industrials & Business Services 31,231
INFORMATION TECHNOLOGY 0.8%
IT Services 0.3%
Haul Hub, Series B, Acquisition Date:
2/14/20 - 3/3/21, Cost $2,376  (1)(2)(3) 162,965 3,075
Haul Hub, Series C, Acquisition Date:
4/14/22, Cost $959  (1)(2)(3) 50,834 959
ServiceTitan, Series A-1, Acquisition
Date: 11/9/18, Cost $5  (1)(2)(3) 185 12
ServiceTitan, Series D, Acquisition
Date: 11/9/18, Cost $2,387  (1)(2)(3) 90,775 5,702
ServiceTitan, Series F, Acquisition
Date: 3/25/21, Cost $577  (1)(2)(3) 5,381 338
Themis Solutions, Series AA,
Acquisition Date: 4/14/21,
Cost $361  (1)(2)(3) 16,080 287
Themis Solutions, Series AB,
Acquisition Date: 4/14/21,
Cost $36  (1)(2)(3) 1,600 28
Themis Solutions, Series B,
Acquisition Date: 4/14/21,
Cost $39  (1)(2)(3) 1,750 31

T. ROWE PRICE Institutional Small-Cap Stock Fund

Shares $ Value
(Cost and value in $000s)
‡
Themis Solutions, Series E,
Acquisition Date: 4/14/21,
Cost $4,568  (1)(2)(3) 203,440 3,625
14,057
Software 0.5%
Nuro, Series C, Acquisition Date:
10/30/20 - 3/2/21, Cost $6,214  (1)
(2)(3) 475,993 6,607
Nuro, Series D, Acquisition Date:
10/29/21, Cost $3,216  (1)(2)(3) 154,275 2,141
SecurityScorecard, Series
E, Acquisition Date: 3/5/21,
Cost $3,099  (1)(2)(3) 613,641 2,994
Seismic Software, Series E,
Acquisition Date: 12/13/18,
Cost $3,462  (1)(2)(3) 549,145 5,684
Seismic Software, Series F, Acquisition
Date: 9/25/20, Cost $374  (1)(2)(3) 42,590 441
Socure, Series A, Acquisition Date:
12/22/21, Cost $1,459  (1)(2)(3) 90,776 679
Socure, Series A-1, Acquisition Date:
12/22/21, Cost $1,197  (1)(2)(3) 74,504 557
Socure, Series B, Acquisition Date:
12/22/21, Cost $22  (1)(2)(3) 1,348 10
Socure, Series E, Acquisition Date:
10/27/21, Cost $2,775  (1)(2)(3) 172,687 1,292
20,405
Total Information Technology 34,462
MATERIALS 0.3%
Chemicals 0.2%
Redwood Materials, Series
C, Acquisition Date: 5/28/21,
Cost $4,206  (1)(2)(3) 88,718 6,920
Sila Nano, Series F, Acquisition Date:
1/7/21, Cost $5,284  (1)(2)(3) 128,029 3,991
10,911
Metals & Mining 0.1%
Kobold Metals, Series B-1, Acquisition
Date: 1/10/22, Cost $3,092  (1)(2)(3) 112,792 3,092
3,092
Total Materials 14,003
Total Convertible Preferred Stocks
(Cost $149,687) 169,897
SHORT-TERM INVESTMENTS 3.0%
Money Market Funds 3.0%
T. Rowe Price Government Reserve
Fund, 4.30%  (6)(7) 134,889,277 134,889
Total Short-Term Investments (Cost
$134,889) 134,889
Total Investments in Securities
100.0% of Net Assets
(Cost $3,603,424) $ 4,480,191

T. ROWE PRICE Institutional Small-Cap Stock Fund

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules
("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities.
Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding
144A holdings) at period end amounts to $228,771 and represents 5.1% of net assets.
(3) See Note 2. Level 3 in fair value hierarchy.
(4) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(5) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(6) Seven-day yield
(7) Affiliated Companies
ADR American Depositary Receipts
CAD Canadian Dollar
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
GBP British Pound
ISK Iceland Krona
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Institutional Small-Cap Stock Fund

yes
The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ — $ — $ 2,314++
Totals $ —# $ — $ 2,314+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government Reserve Fund, 4.30% $ 86,214  ¤   ¤ $ 134,889
Total $ 134,889^
#
Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
++
Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3 .
+
Investment income comprised $2,314 of dividend income and $0 of interest income.
¤
Purchase and sale information not shown for cash management funds.
^
The cost basis of investments in affiliated companies was $134,889.

T. ROWE PRICE Institutional Small-Cap Stock Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $3,603,424) $ 4,480,191
Receivable for shares sold 2,904
Dividends receivable 2,461
Receivable for investment securities sold 12
Other assets 715
Total assets 4,486,283
Liabilities
Payable for shares redeemed 4,742
Investment management fees payable 2,534
Due to affiliates 6
Payable to directors 3
Other liabilities 143
Total liabilities 7,428
NET ASSETS $ 4,478,855
Net Assets Consist of:
Total distributable earnings (loss) $ 910,415
Paid-in capital applicable to 187,429,624 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the
Corporation authorized 3,568,440
NET ASSETS $ 4,478,855
NET ASSET VALUE PER SHARE $ 23.90

T. ROWE PRICE Institutional Small-Cap Stock Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Investment Income (Loss)
Dividend (net of foreign taxes of $271) $ 42,920
Securities lending 4
Total income 42,924
Expenses
Investment management 32,208
Shareholder servicing 6
Prospectus and shareholder reports 68
Custody and accounting 301
Legal and audit 89
Registration 41
Directors 13
Miscellaneous 46
Total expenses 32,772
Net investment income 10,152
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 218,757
Foreign currency transactions (50)
Net realized gain 218,707
Change in net unrealized loss on securities (1,654,215)
Net realized and unrealized gain / loss (1,435,508)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (1,425,356)

T. ROWE PRICE Institutional Small-Cap Stock Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 10,152 $ 1,619
Net realized gain 218,707 892,127
Change in net unrealized gain / loss (1,654,215) 118,169
Increase (decrease) in net assets from operations (1,425,356) 1,011,915
Distributions to shareholders
Net earnings (228,755) (483,465)
Capital share transactions
*
Shares sold 310,831 770,634
Distributions reinvested 228,673 483,243
Shares redeemed (564,639) (1,788,078)
Decrease in net assets from capital share transactions (25,135) (534,201)
Net Assets
Decrease during period (1,679,246) (5,751)
Beginning of period 6,158,101 6,163,852
End of period $ 4,478,855 $ 6,158,101
*Share information (000s)
Shares sold 11,255 22,777
Distributions reinvested 9,637 15,268
Shares redeemed (20,905) (51,891)
Decrease in shares outstanding (13) (13,846)

T. ROWE PRICE Institutional Small-Cap Stock Fund

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The
Institutional Small-Cap Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis.
Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
In-Kind Subscriptions  Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution.
In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2022, the fund accepted $20,089,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value
(NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value
Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15,
2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial statements.

T. ROWE PRICE Institutional Small-Cap Stock Fund

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown;
however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.
Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S.
securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

T. ROWE PRICE Institutional Small-Cap Stock Fund

Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation
Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity;
or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the
Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2022. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2022, totaled $(54,565,000) for the year ended December 31, 2022.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 4,039,789 $ 76,979 $ 58,637 $ 4,175,405
Convertible Preferred Stocks — — 169,897 169,897
Short-Term Investments 134,889 — — 134,889
Total $ 4,174,678 $ 76,979 $ 228,534 $ 4,480,191
($000s)
Beginning
Balance
12/31/21
Gain (Loss)
During
Period
Total
Purchases Total Sales
Ending
Balance
12/31/22
Investment in Securities
Common Stocks $ 50,195 $ 7,177 $ 1,368 $ (103) $ 58,637
Convertible Preferred Stocks 209,637 (61,760) 22,020 — 169,897
Total $ 259,832 $ (54,583) $ 23,388 $ (103) $ 228,534

T. ROWE PRICE Institutional Small-Cap Stock Fund

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Designee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
Investments in Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Common Stock $58,637 Recent
comparable
transaction
price(s)
—# —# —# —#
Discount for
uncertainty
100% 100% Decrease
Market
comparable
Enterprise value
to sales multiple
1.5x – 14.3x 3.6x Increase
Sales growth
rate
18% – 168% 47% Increase
Enterprise value
to gross profit
multiple
6.0x – 18.4x 10.9x Increase
Gross profit
growth rate
21% – 27% 23% Increase
Enterprise value
to EBITDA
multiple
10.1x
– 26.9x
11.8x Increase
EBITDA growth
rate
23% 23% Increase
Projected
enterprise value
to EBITDA
multiple
14.0x 14.0x Increase
Price-to-earnings
multiple
8.4x – 11.9x 10.3x Increase
Price-to-earnings
growth rate
0% – 85% 43% Increase
Probability
for potential
outcome
20% – 40% 30% Decrease
Discount rate for
cost of capital
13% 13% Decrease
Discount for lack
of marketability
10% 10% Decrease
Options pricing
model
Private company
valuation
—# —# —#
Risk-Free rate 3% – 4% 3% Increase
Volatility 38% – 55% 52% Increase
Discount for lack
of marketability
10% 10% Decrease

T. ROWE PRICE Institutional Small-Cap Stock Fund

Investments in Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Convertible Preferred Stocks $169,897 Recent
comparable
transaction
price(s)
—# —# —# —#
Market
Comparable
Enterprise value
to sales multiple
0.8x – 14.3x 4.3x Increase
Sales growth
rate
18% – 266% 42% Increase
Enterprise value
to gross profit
multiple
2.3x – 18.4x 10.4x Increase
Gross profit
growth rate
21% – 57% 30% Increase
Enterprise value
to EBITDA
multiple
8.4x – 26.9x 21.1x Increase
EBITDA growth
rate
23% – 312% 98% Increase
Enterprise
value to gross
merchandise
value multiple
0.5x – 0.6x 0.6x Increase
Gross
merchandise
value growth rate
30% 30% Increase
Projected
enterprise value
to sales multiple
0.8x 0.8x Increase
Projected
enterprise value
to EBITDA
multiple
4.3x 4.3x Increase
Price-to-earnings
multiple
8.4x – 11.9x 10.3x Increase
Price-to-earnings
growth rate
0% – 85% 43% Increase
Discount rate for
cost of capital
30% 30% Decrease
Discount for lack
of marketability
10% 10% Decrease
Options pricing
model
Private company
valuation
—# —# —#
Risk-Free rate 4% 4% Increase
Volatility 55% 55% Increase
Discounted cash
flow
Long-term free
cash flow margin
27% 27% Increase

T. ROWE PRICE Institutional Small-Cap Stock Fund

+ Valuation techniques may change in order to reflect the Valuation Designee’s judgment of current market participant assumptions.
* Unobservable inputs were weighted by the relative fair value of the instruments.
** Represents the directional change in the fair value of the Level 3 investment(s) that would have resulted from an increase in the corresponding input at period end. A decrease in the unobservable input would have had the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
# No quantitative unobservable inputs significant to the valuation technique were created by the Valuation Designee.
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated
maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs.
In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, there were no securities on loan.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $1,226,389,000 and $1,516,260,000, respectively, for the year ended December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Investments in Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Long-term free
cash flow growth
rate
3% 3% Increase
Discount rate for
cost of capital
25% 25% Decrease

T. ROWE PRICE Institutional Small-Cap Stock Fund

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the character of income on passive foreign investment companies.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains.
Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements.
To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains, if any) $ 13,171 $ 70,793
Long-term capital gain 215,584 412,672
Total distributions $ 228,755 $ 483,465
($000s)
Cost of investments $ 3,613,135
Unrealized appreciation $ 1,287,211
Unrealized depreciation (420,155)
Net unrealized appreciation (depreciation) $ 867,056
($000s)
Undistributed ordinary income $ 57
Undistributed long-term capital gain 43,302
Net unrealized appreciation (depreciation) 867,056
Total distributable earnings (loss) $ 910,415

T. ROWE PRICE Institutional Small-Cap Stock Fund

NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc.
(Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund.  The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund.
T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-
disbursing agent. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for
Price Associates and $5,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The
Price Reserve Funds pay no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security.
During the year ended December 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by
Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the year ended December 31, 2022, these reimbursements amounted to $427,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on
Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Institutional Small-Cap Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of T. Rowe Price Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price
Institutional Small-Cap Stock Fund (one of the funds constituting T. Rowe Price Equity Funds, Inc., referred to hereafter as the "Fund")
as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE Institutional Small-Cap Stock Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$3,493,000 from short-term capital gains
$215,584,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $9,678,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $9,678,000 of the fund's income qualifies for the dividends-received deduction.
For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $1,152,000 of the fund's income qualifies as qualified real estate investment trust (REIT) dividends.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the
SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following
Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe
Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.”
Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Institutional Small-Cap Stock Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity
Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-
functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the
LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment
Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions)
into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE Institutional Small-Cap Stock Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
INTERESTED  DIRECTORS
(a)
Name (Year of Birth)
Year Elected [Number of
T. Rowe Price Portfolios
Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Teresa Bryce Bazemore (1959)
2018 [205]
President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President,
Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director,
Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director,
Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018 [0]
President, The Johns Hopkins University and Professor, Political Science Department, The Johns Hopkins
University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)
Bruce W. Duncan (1951)
2013 [205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director
(2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood
Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to
present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952)
2012 [205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)
Paul F. McBride (1956)
2013 [205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021 [205]
Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive
Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March 2020); Director,
Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name (Year of Birth)
Year Elected [Number of T. Rowe
Price Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
David Oestreicher (1967)
2018 [205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment
Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price
International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group,
Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal
Executive Officer and Executive Vice President, all funds
Robert W. Sharps, CFA, CPA
(b)
(1971)
2020 [0]
Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and
President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company
Eric L. Veiel, CFA (1972)
2022 [205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price Funds.

T. ROWE PRICE Institutional Small-Cap Stock Fund

OFFICERS
Name (Year of Birth)
Position Held With Equity Funds  Principal Occupation(s)
Francisco Alonso (1978)
Executive Vice President
Vice President, Price Investment Management, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Brian W.H. Berghuis, CFA (1958)
Executive Vice President
Vice President, Price Investment Management, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President, T. Rowe Price and Price
Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments LLC and AST Investment
Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to 2022); Vice President
and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS
(to 2019); Senior Vice President and Senior Counsel, Pacific Investment
Management Company LLC (to 2017)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and Treasurer
Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management, T. Rowe Price, Price
International, and T. Rowe Price Trust Company
Paul D. Greene II (1978)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021);
Vice President, Oppenheimer Funds, Inc. (to 2019)
Stephon Jackson, CFA (1962)
Co-president
Vice President, T. Rowe Price
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
John D. Linehan, CFA (1965)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Joshua Nelson (1977)
Co-president
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International,
and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Investment Services, Inc., and T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Gabriel Solomon (1977)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Taymour R. Tamaddon, CFA (1976)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
John F. Wakeman (1962)
Vice President
Vice President, Price Investment Management and T. Rowe Price Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice President, Price Investment
Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202302-2582688 E129-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$41,909	$40,759
Audit-Related Fees	-	-
Tax Fees	-	5,742
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 21, 2023